Prospectus Supplement	June 30, 2008

Putnam Asset Allocation Funds Prospectus dated January 30, 2008

The section Other investments within What are each fund’s main investment strategies and related risks? is revised as follows:

»Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index) and investments in bank loans. A fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.

The section The Funds’ Investment Manager is revised to include the following language:

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the funds. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of each fund that it manages. Putnam Management (and not each fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of each fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC (“PAC”), as a sub-adviser to manage a separate portion of the assets of the funds. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of each fund that it manages. Putnam Management or PIL, as applicable (and not each fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of each fund managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

The section The Funds’ Investment Manager is also supplemented to reflect that the members of the Global Asset Allocation Team primarily responsible for the day-today management of the funds’ portfolios are now Jeffrey Knight (Portfolio Leader), Robert Kea (Portfolio Member), Robert Schoen (Portfolio Member), James Fetch (Portfolio Member) and Jason Vaillancourt (Portfolio Member).

Positions held by Messrs. Knight, Kea and Schoen over the past five years and their fund holdings are set forth in the prospectus. Mr. Fetch joined the fund in 2008. From 1994 to the present, he has been employed by Putnam Management, currently as an investment strategist and previously as an analyst. He owns fund shares valued at between $100,001 and $500,000 as of 05/31/08. Mr. Vaillancourt joined the fund in 2008. From 1999 to the present, he has been employed by Putnam Management, currently as an investment strategist and previously as an analyst. He owns fund shares valued at between $100,001 and $500,000 as of 05/31/08.

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